Fourth Quarter Earnings Presentation March 2020 ACCEL ENTERTAINMENT, INC.

Important Information Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, contained in this presentation are forward-looking statements, including, but not limited to, statements regarding our strategy, prospects, plans, objectives, future operations, future revenue and earnings, projected margins and expenses, markets for our services, potential acquisitions or strategic alliances, financial position, and liquidity and anticipated cash needs and availability. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would,” and similar expressions or the negatives thereof are intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These forward-looking statements represent our current reasonable expectations and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors including, but not limited to: Accel’s ability to operate in existing markets or expand into new jurisdictions, Accel’s ability to manage its growth effectively, Accel’s ability to offer new and innovative products and services that fulfill the needs of licensed establishment partners and create strong and sustained player appeal, Accel’s dependence on relationships with key manufacturers, developers and third parties to obtain VGTs, amusement machines, and related supplies, programs, and technologies for its business on acceptable terms, the negative impact on Accel’s future results of operations by the flow froth in demand for VGTs and by the flow growth of new gaming jurisdictions, Accel’s heavy dependency on its ability to win, maintain and renew contracts with licensed establishment partners, unfavorable economic conditions or decreased discretionary spending due to other factors such as terrorist activity or threat thereof, epidemics or other public health issues, civil unrest or other economic or political uncertainties, that could adversely affect Accel’s business, results of operations, cash flows and financial conditions and other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission ("SEC"). Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on the Accel. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward- looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel’s other filings with the SEC. Except as required by law, we do not undertake publicly to update or revise these statements, even if experience or future changes make it clear that any projected results expressed in this presentation or future quarterly reports, press releases or company statements will not be realized. In addition, the inclusion of any statement in this presentation does not constitute an admission by us that the events or circumstances described in such statement are material. We qualify all of our forward-looking statements by these cautionary statements. In addition, the industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors including those described in the section entitled “Risk Factors.” These and other factors could cause our results to differ materially from those expressed in this presentation. Industry and Market Data Unless otherwise indicated, information contained in this presentation concerning our industry and the markets in which we operate, including our general expectations and market position, market opportunity, and market size, is based on information from various sources, on assumptions that we have made that are based on those data and other similar sources, and on our knowledge of the markets for our services. This information includes a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, assumptions, and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel’s other filings with the SEC. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA. Adjusted EBITDA is defined as net (loss) income plus amortization of route and customer acquisition costs and location contracts acquired; stock-based compensation expense; other expenses, net; tax effect of adjustments; depreciation and amortization of property and equipment; interest expense; and provision for income taxes.. Management believes that these non-GAAP measures of financial results enhance the understanding of Accel’s underlying drivers of profitability and trends in Accel’s business and facilitate company-to-company and period-to period comparisons, because these non-GAAP financial measures exclude the effects of certain non-cash items or represent certain nonrecurring items that are unrelated to core performance. Management of Accel also believes that these non-GAAP financial measures are used by investors, analysts and other interested parties as measures of financial performance and to evaluate Accel’s ability to fund capital expenditures, service debt obligations and meet working capital requirements. See the slide entitled “Non-GAAP to GAAP Reconciliation” on page 16 for additional information. ACCEL ENTERTAINMENT, INC. 2

Introduction to Accel

High Quality Service Company in Gaming Vertical



Accel owns and operates approximately 10,500 Video **Gaming Terminals ("VGTs") across 2,312 third**-party licensed establishments in Illinois. Accel operates more VGTs than all 10 Illinois casinos combined and expects to add ~1,500 VGTs in 2020, the equivalent of more than an entire Illinois Casino

Strong Track Record of Growth



Annual Adjusted EBITDA(1)
$mm
59% CAGR
5
19
26
33
47
64
80
2013A
2014A
2015A
2016A
2017A
2018A
2019A

Contracted, Recurring Revenue

8 Year Contracts

Average Residual Contract Length: 6.9 Years[2]

98% Contract Renewal Rate[3]

Backlog of contracted locations waiting to go-live

Disciplined Stewards of Capital

Balance Sheet Strength

Conservative Net Leverage

$194mm Net Debt[4]

Recent legislation provides significant embedded opportunity for additional growth

1. Adjusted EBITDA is a non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures," and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 16 "Non-GAAP to GAAP Reconciliation."
2. Average residual contract length excluding legacy Grand River Locations is 7.2 years.
3. Voluntary contract renewal rate for the 3 years ending December 31, 2019.
4. Net Debt is Total Debt, less cash and $30mm of convertible notes.

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Record YE 2019 Results YE 2018 YE 2019(1) % Change Standalone: 1,860 Standalone: +10% Locations 1,686 w/GRJ: 2,312 w/GRJ: +37% Standalone: 8,591 Standalone: +12% VGTs 7,649 w/GRJ: 10,499 w/GRJ: +37% Revenue $332M $424M +28% Adj. $64M $80M +25% EBITDA(2) Capex $23M $21M (8%) M&A $100M Transaction $51M $30M Convertible Note Value 1. Includes Grand River Jackpot results following closing between September 16, 2019 and December 31, 2019. 2. With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information, and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 14 "Non-GAAP to GAAP Reconciliation.” ACCEL ENTERTAINMENT, INC. 4

Key KPIs – Industry-Leading Growth

Locations (#)



1,162
1,442
1,686
+37%
2,312
2016
2017
2018
2019

Revenue ($mm)



173
248
332
+28%
424
2016
2017
2018
2019

Video Gaming Terminals (#)



4,947
6,439
7,649
+37%
10,499
2016
2017
2018
2019

Adjusted EBITDA ($mm)(2)



33
47
64
+26%
80
2016
2017
2018
2019

Average Hold-per-Day ($)(1)



105
115
125
133
130
Accel (Ex. GRJ)
Accel Actual (w/GRJ)
2016
2017
2018
2019

Average Remaining Contract Length



7.1
8.3
7.6
7.2
6.9
Accel (Ex. GRJ)
Accel Actual (w/GRJ)
2016
2017
2018
2019

1. Hold-per-Day (HPD) is calculated by dividing the difference between cash deposited all VGTs and tickets issued to players by the average number of VGTs in operation during the period being measured, and then dividing the calculated amount by the number of days in such period.
2. Adjusted EBITDA is a non-GAAP financial measure that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures," and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 14 "Non-GAAP to GAAP Reconciliation."

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Accel Quarterly KPIs

End of Period Live Locations / VGTs (#)


VGTs
VGTs Ex. Grand River
Locations
Locations Ex. Grand River
6,607
6,743
7,001
7,649
7,935
8,082
10,346
10,499
8,448
8,591
2,290
2,312
1,473
1,495
1,551
1,686
1,740
1,762
1,838
1,860
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19

Hold per Day(1) ($)


YoY Growth (%)
+4%
+7%
+1%
+3%
$129
$134
$130
$139
$124
$126
$128
Ex. GRJ
$131
$122
w/GRJ
Q1
Q2
Q3
Q4
2018
2019

Revenue ($mm)


YoY Growth (%)
+24%
+29%
+24%
+33%
$78
$97
$81
$104
$82
$101
$91
$121
Q1
Q2
Q3
Q4
2018
2019

Adjusted EBITDA(2) ($mm)


YoY Growth (%)
+24%
+30%
+25%
+24%
$16
$20
$16
$21
$15
$18
$17
$21
Q1
Q2
Q3
Q4
2018
2019

1. Hold-per-Day (HPD) is calculated by dividing the difference between cash deposited all VGTs and tickets issued to players by the average number of VGTs in operation during the period being measured, and then dividing the calculated amount by the number of days in such period.
2. Adjusted EBITDA is a non-GAAP financial measure that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures," and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 14 "Non-GAAP to GAAP Reconciliation."

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Accel Revenue Growth Outstripping Industry at Large Year-over-Year Revenue Growth (%) 45% 44% 33% 29% 28% 24% 24% 23% 17% 16% 14% 14% 14% 11% 11% 11% 4% 4% 3% 3% 3% 2% 2% 1% 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 Gross Gaming Revenue Growth (Ex. LV Strip) Illinois VGT Revenue Accel Revenue Accel has grown revenue well in excess of the broader industry over the last two years Source: Accel management, SunTrust Robinson Humphrey Research, Illinois Gaming Board. ACCEL ENTERTAINMENT, INC. 7

The Year Ahead ▪ Ryan Hammer hired as President of Gaming Build up Team and Operations ▪ Michael Marino hired as Chief Commercial Officer Infrastructure to Industry ▪ Investment in back office and public company Leading Support Growth compliance ▪ Investment in sales and finance team Gaming Bill Revenue Enhancers Strong Growth Pipeline New Services 6th VGT Illinois ▪ Add additional services for our locations given our relationship ▪ Slower than expected ▪ Go-lives on backlog of signed manager model implementation of regulations locations delayed rollout until mid-January ▪ Active sales force signing greenfield ▪ Quick pace of deployment, installing locations new machines daily ▪ Converting competitor locations Sports Betting ▪ Evaluating numerous options to Higher Bet Limits / New Software Other States leverage Accel’s distributed position ▪ Software rollout and implementation ▪ Potential gaming legislation in new across the state has been delayed but large scale states including Missouri upgrades expected to be ready ▪ Evaluating existing Georgia market shortly ▪ More than expected M&A ▪ Expect most of deployment opportunities complete by end of Q3 2020 Making targeted investments to accelerate growth ACCEL ENTERTAINMENT, INC. 8

Leadership Team Additions Executive Relevant Experience ▪ As president of gaming operations Ryan will lead the company’s video gaming business ▪ More than 16 years of gaming experience working in various roles at Caesars Entertainment Ryan Hammer ▪ Most recently served as Senior Vice President & General Manager, where he President of Gaming oversaw operations at Bally’s, Paris, and Planet Hollywood Operations ▪ B.S. in Finance from Southern Illinois University, an MBA from Indiana University’s Kelley School of Business, and a J.D. from Indiana University’s Maurer School of Law ▪ Board member for both the Las Vegas Monorail Company and Junior Achievement of Southern Nevada ▪ As Chief Commercial Officer, Michael will lead the company’s strategic development ▪ Total of 17 years of marketing, analytics, strategy and M&A experience at Caesars Entertainment (8 years), Bain & Company (4 years) and Capital One Financial (5 Michael Marino years) ▪ Most recently served the last three years as Senior Vice President of Marketing and Chief Commercial Chief Experience Officer where he managed the end-to-end customer journey Officer including oversight of Caesars Rewards, the gaming industry’s leading loyalty program, partnerships, media, brand, digital and online hotel distribution ▪ BS (Computer Science) from the University of Virginia and MBA from the Darden School of Business at the University of Virginia Ryan and Michael bring significant gaming experience from Caesars and will work to help accelerate Accel’s growth ACCEL ENTERTAINMENT, INC. 9

Regulatory Update


777

6th VGT

- Recent Illinois Legislation allows for the addition of a 6th machine at each location, and up to 10 total machines at certain qualified truck stops
- The IGB gave approval to start installing 6th machines on January 13th
- Accel expects to install 6th machines at 1,000 locations by the end of Q3



Increased Bet Limits / New Software

- New legislation increases the max allowable bet from $2 to $4, and increases the max payout from $500 to $1,199
- Higher bet/win limits require a software update to be developed and deployed by each VGT manufacturer, which are at varying levels of readiness
- ~50% of machines will require a site visit to complete the upgrade
- Expect to have update substantially complete by the end of Q3



Missouri Legislation

- Missouri House Bill ("HB") 2088 would allow VGTs and sports betting in certain areas of the state. Bars would be allowed to operate 5 VGTs per location, while truck stops and fraternal organizations would be allowed 10 VGTs per location. HB 2088 was recently approved by the Missouri House Special Committee and is expected to have a full House floor vote by the end of Q1 2020
- Accel's strong position in southwestern Illinois (reinforced by the acquisition of Grand River Jackpot) can act as a staging point to enter Missouri in the event legislation is passed



Georgia Expansion

- Georgia currently allows coin-operated skill based games, primarily in convenience stores
- Accel is evaluating ways to enter the Georgia market and expand gaming to higher quality locations

ACCEL ENTERTAINMENT, INC.

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Accel has a Straightforward Value Creation Plan 2019 Accomplishments 2020 In-Progress Execute on Benefit from IL Invest for Backlog to Gaming Sustained Use Strong Deliver Growth Expansion Growth Balance Sheet New Locations 6th VGT per Accretive M&A Accretive M&A Location Competitor New States Share Buybacks Conversion Higher Bet Limits New Products Dividends Refill backlog with new sales M&A Synergies Accel is executing on its strategic vision to drive value creation for shareholders ACCEL ENTERTAINMENT, INC. 11

Historical Financial Summary

$ in millions, except where indicated	Twelve Months Ended December 31, 2016	2017	2018	2019
# Locations	1,162	1,442	1,686	2,312
# VGTs	4,947	6,439	7,649	10,499
Net Video Gaming Revenue	168	240	322	411
Other Revenue	5	8	10	14
Gross Revenues	173	248	332	424
% YoY Growth		43%	34%	28%
less: Video Gaming Expenses[1]	(110)	(157)	(211)	(272)
Gross Profit	64	91	121	152
% Margin	37%	37%	37%	36%
less: G&A Expenses	(31)	(45)	(58)	(75)
EBITDA	32	46	63	77
Adj. EBITDA	33	47	64	80
% Margin	19%	19%	19%	19%
% YoY Growth		41%	36%	25%
less: D&A of Property & Equipment	(13)	(17)	(21)	(26)
less: Amorization of Op Routes	(6)	(10)	(15)	(18)
EBIT	14	20	28	33
less: Other Expenses	0	(1)	(3)	(20)
less: Interest Expense	(5)	(8)	(10)	(13)
less: Income Taxes	(3)	(2)	(4)	(5)
less: Loss on debt extinguishment	--	--	--	(1)
Reported Net Income (Loss)	5	8	11	(6)
Adjusted Net Income	9	17	23	23

1. Video Gaming Expenses includes Illinois state gaming taxes, Scientific Gaming revenue sharing, and Location revenue sharing.
2. Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures," and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 16 "Non-GAAP to GAAP Reconciliation."

ACCEL ENTERTAINMENT, INC.
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Accel Balance Sheet December 31, $ in millions 2018 2019 Assets Current Assets: Cash $92 $125 Investment in convertible notes (current) – $11 Other current assets $10 $15 Total current assets $102 $151 Property and equipment, net $92 $119 Route and customer acquisition costs, net $14 $17 Location contracts acquired, net $126 $167 Goodwill – $35 Investment in convertible notes, less current portion – $19 Other assets $1 $1 Total assets $335 $509 Liabilities and Stockholders' Equity Current liabilities: Short Term Debt and Current Maturities $63 $15 Accrued state and location gaming expense $6 $8 Other Current Liabilities $17 $32 Total current liabilities $86 $55 Long-term liabilities: Long-term debt $169 $335 Other liabilities $23 $34 Total liabilities $278 $424 Total stockholders' equity $57 $86 Total liabilities and stockholders' equity $335 $509 ACCEL ENTERTAINMENT, INC. 13

Non-GAAP to GAAP Reconciliation

$ in millions, except where indicated Standalone Accel	Twelve Months Ended December 31, 2016	2017	2018	2019
Reported Net Income	5	8	11	(6)
(+) Amorization of Op Routes	6	10	15	18
(+) Stock Based Comp[(1)]	1	1	0	2
(+) Other Expenses	(0)	1	3	20
(+) Tax effect of adjustments[(2)]	(3)	(3)	(6)	(11)
Adjusted Net Income	9	17	23	23
(+) D&A of Property & Equipment	13	17	21	26
(+) Interest Expense	5	8	10	13
(+) Provision for Income Taxes	6	5	10	17
(+) Loss on debt extinguishment	–	–	–	1
Adjusted EBITDA	33	47	64	80

$ in millions Standalone Accel	Three Months Ended March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	Three Months Ended March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
Reported Net Income	5	4	2	(1)	4	4	(2)	(13)
(+) Amorization of Op Routes	3	3	4	4	4	5	4	5
(+) Stock Based Comp[(1)]	0	0	0	0	0	0	0	2
(+) Other Expenses	0	1	1	1	1	1	6	12
(+) D&A of Property & Equipment	5	5	5	6	6	6	7	8
(+) Interest Expense	2	2	2	3	3	3	3	3
(+) Provision for Income Taxes	0	0	0	4	2	2	(1)	2
(+) Loss on debt extinguishment	–	–	–	–	–	–	–	1
Adjusted EBITDA	16	16	15	17	20	21	18	21

1. Stock-based compensation consists of options, restricted stock units and warrants
2. Calculated by excluding the impact of the non-GAAP adjustments from the current period tax provision calculations

Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information

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